SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 4, 2005 (March 31, 2005)

                        GRAHAM PACKAGING HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)

        Pennsylvania                 333-53603-03              23-2553000
----------------------------   ------------------------  --------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
 of incorporation)                                        Identification No.)

               2401 Pleasant Valley Road, York, Pennsylvania 17402
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (717) 849-8500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                        Graham Packaging Holdings Company
                           Current Report on Form 8-K


Item 2.02 - Results of Operations and Financial Condition

On March 31, 2005, Graham Packaging Holdings Company (the "Company") issued a press release reporting its financial results for the year ended December 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release did not include certain financial statements, related footnotes and certain other financial information that were filed with the Securities and Exchange Commission as part of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 31, 2005.

Item 7.01 - Regulation FD Disclosure

The information furnished under Item 2.02, "Results of Operations and Financial Condition," including Exhibit 99.1, is hereby incorporated by reference. The information furnished under Item 2.02, "Results of Operations and Financial Condition," including Exhibit 99.1, and Item 7.01, "Regulation FD Disclosure" shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits
 (a) None.

 (b) None.

 (c) Exhibit 99.1 - Press Release of Graham Packaging Holdings Company, issued on March 31, 2005.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2005

                                GRAHAM PACKAGING HOLDINGS COMPANY

                                   BCP/GRAHAM HOLDINGS L.L.C., ITS
                                   GENERAL PARTNER
                                By: /s/ John E. Hamilton
                                   -----------------------
                                Name: John E. Hamilton
                                Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Press Release of Graham Packaging Holdings Company, issued on March 31, 2005.




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